================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                   ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Smart Games Interactive, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                  ACQUISITION BY SMART GAMES INTERACTIVE, INC.

                              OF BRANDMAKERS, INC.

                               PURSUANT TO A PLAN
                            AND AGREEMENT OF MERGER

         PREFACE: THIS CONSTITUTES AN UNDERTAKING GOVERNED BY TITLE 8, : 252 AND 259 OF THE GENERAL CORPORATION LAW FOR THE STATE OF DELAWARE, WHEREIN THE SEPARATE EXISTENCE OF A CONSTITUENT CORPORATION, BRANDMAKERS, INC., SHALL CEASE, WHEN THE CONSTITUENT CORPORATION SHALL BE MERGED INTO THE SURVIVING CORPORATION, SMART GAMES INTERACTIVE, INC., PURSUANT TO A PLAN AND AGREEMENT OF MERGER.

         THIS ACQUISTION and MERGER AGREEMENT, executed on the date or dates set forth below, by and between:

         SMART GAMES INTERACTIVE, INC., a Delaware corporation acting through its authorized representative Jim Chuma referred to as Smart Games;

                                     - and-

         BRANDMAKERS, INC., a Georgia corporation presently doing business at 1325 Capital Circle, Lawrenceville, GA, 30043, acting through its authorized representative Bob Palmquist and hereafter referred to as Purchaser;

         Declare as their mutual intent and purpose as follows:

                                   RECITIALS:

         WHEREAS, the registered office of Smart Games is located in Delaware where the company is incorporated, and

         WHEREAS, the registered office of Brandmakers is 1325 Capital Circle, Lawrenceville, GA 30043 and the registered agent therein is Joy Williams, upon whom process against Brandmakers may be served within the State of Georgia; and

         WHEREAS, Smart Games is a Delaware corporation in good standing and was heretofore incorporated under the laws of the State of Delaware, its certificate of incorporation having been filed in the office of the Secretary of State on the 17th day of October, 1983: and

         WHEREAS, Brandmakers, is a Georgia corporation in good standing and was heretofore incorporated under the laws of the State of Georgia, its certificate of incorporation having been filed with the Secretary of the State on the 18th day of October, 1993; and

         WHEREAS, Smart Games has authorized capital stock consisting of fifty million (50,000,000) shares of common stock, par value $.001 per share, of which 12,648,244 shares have been duly issued and are now outstanding; and

         WHEREAS, Brandmakers, has an authorized capital stock consisting of 1,000 shares of common stock, par value $no par per share, of which 100 shares have been duly issued and are now outstanding; and

         WHEREAS, Smart Games is subject to the reporting requirements imposed by: 12 of the Securities Exchange Act of 1934 and, further, constitutes a blank check company, as said term is defined in : 230.419 (17 CFR :230.419) of the regulation promulgated by the U.S. Securities and Exchange Commission (hereinafter referred to alternately as the "Commission" or "SEC), and

         WHEREAS, Brandmakers is a private company and has the requisite qualifications and resources to assume the responsibilities imposed upon a public company; and

         WHEREAS, the respective boards of directors of Smart Games and Brandmakers deem it advisable and to the advantage and welfare of the two corporate parties and their respective shareholders that Smart Games acquire Brandmakers (the "Acquisition") and, further, that the management of Brandmakers should assume control over the operations and management of Smart Games pursuant to a Plan and Agreement of Merger (the "Merger"), and that this Acquisition and Merger shall hereafter be referred to as the Acquisition/Merger Agreement, to be implemented pursuant to the provisions of the General Corporation Law of the State of Delaware; and

         WHEREAS, this Acquisition/Merger Agreement is being executed concomitantly with a Stock Purchase Agreement, the terms of which address the disposition of stock between the two corporate parties, and the terms of said Stock Purchase Agreement constitute an integral part of the consideration supporting the Acquisition/Merger Agreement, such that, without said Stock Purchase Agreement, this Acquisition/Merger Agreement is rendered a nullity; and

         NOW, THEREFORE, in consideration for the foregoing covenants and of the mutual agreements herein contained and of the mutual benefits hereby provided, and with both Parties intended to be legally bound, Smart Games and Brandmakers hereby agree to enter into this Acquisition/Merger Agreement, pursuant to the following terms and conditions.

                              PART I - ACQUISITION

1.   ACQUISITION. Brandmakers shall be and it hereby is acquired by Smart Games.

2. EFFECTIVE DATE. This Acquisition shall become effective when certificates from the corporate secretaries of the two parties, certifying the approval of this merger by each parties' stockholders, is filed with the State of Delaware, Division of Corporations, in compliance with Title 8, : 252 c of the Delaware General Corporation Law, and the date stamped upon said filing shall be deemed the Effective Date.

3. SURVIVING CORPORATION. Smart Games shall be the surviving corporation and shall continue to operate under its existing charter and shall continue to be governed by the laws of Delaware. The separate corporate existence of Brandmakers shall cease forthwith upon the Effective Date and its charter shall be cancelled as soon as practicable thereafter.

4. AUTHORIZED CAPITAL. The Authorized capital stock of Smart Games shall remain unchanged, both in amount and in par value, and shall also become the authorized capital stock for the surviving corporation.

5. ARTICLES OF INCORPORATION. The Articles of Incorporation of Smart Games (the "Articles of Incorporation") shall be adopted as Articles of Incorporation for the surviving corporation, provided however, said Articles of Incorporation shall be amended pursuant to the Plan and Agreement of Merger to reflect the new name and address of the surviving corporation.

6. REGISTERED OFFICE. The Registered Office of the surviving corporation in the State of Delaware is Harvard Business Services, Inc., located at 25 Greystone Manor, Lewes, Delaware, postal code 19958-9776, in the county of Sussex and registered agent therein is Harvard Business Services, Inc.

7. BYLAWS. The Bylaws of Smart Games as they exist on the effective date shall be the Bylaws of the surviving corporation following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

8. STOCK TRANSFER AGENT. The stock transfer agent for the surviving corporation shall be American Stock Transfer and Trust Company of New York City.

9. SHAREHOLDERS. All shareholders of Smart Games shall continue to be shareholders of the surviving corporation. If any Smart Games shareholders holds less than forty-three shares, prior to the 42.16 reverse split, said shareholders holdings will be rounded to receive one share or one additional share and no shareholders interest will be erased. In addition to the original Smart Games shareholders, the shareholders of Brandmakers shall also become shareholders of the surviving

Purchase Agreement, but all said shares held by Brandmakers shareholders shall be restricted.

                     PART II - PLAN AND AGREEMENT OF MERGER

1. NAME. The surviving corporation shall change its name from Smart Games Interactive, Inc. to Brandmakers, Inc.

2. ADDRESS. The Principal Office of the surviving corporation shall be changed from 950 Cherry Street, Kent, Ohio to 1325 Capital Circle, Suite C, Lawrenceville, GA 30043.

3.   BOARD OF DIRECTORS.

     (a) Upon the signing of this Agreement and the Stock Purchase Agreement, Messrs. Chuma, Groberg, Miller and Waite shall tender their resignations as Directors and Officers of Smart Games, effective immediately.

     (b) Upon tendering of said resignations, the following individuals shall be appointed to serve as an interim Board of Directors: Geoff Williams, Joy Williams and Bob Palmquist. Such persons shall serve until their respective successors are elected and qualified.

     (c) Upon tendering of resignation as Directors in accord with Paragraph 3(a), the following individuals shall be appointed to serve as Officers for the surviving corporation: Geoff Williams, Joy Williams and Bob Palmquist.

     (d) Within 90 days, the interim Board of Directors shall convene a special meeting of stockholders, as mandated by: 312, paragraph (h) of the General Corporation Law of Delaware, for the purpose of allowing the shareholders to elect a permanent Board of Directors. Prior to convening said meeting, a Notice and a Proxy Statement shall be sent to all shareholders of record, in full compliance with SEC rules and regulations governing proxy solicitations, to permit all shareholders to vote that cannot attend said meeting in person.

4. NATURE OF BUSINESS. The nature of the business of the surviving corporation is be to as indicated on Exhibit A.

5. RIGHTS AND LIABILITIES OF SURVIVING COMPANY. At and after the effective date of the merger, the surviving company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal, and mixed, of each of the parties hereto; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the surviving company as they were of the respective parties hereto prior to the merger; and the title to any real estate vested by deed or otherwise in the constituent corporation shall not revert or be in any way impaired by reason of the merger, but shall be vested in the surviving company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; and all debts, liabilities, and duties of the respective parties hereto shall thenceforth attach to the surviving company and may be enforced against it to the same extent as if such debt, liabilities, and duties had been incurred or contracted by it.

6. PLAN OF REORGANIZATION. The merger contemplated hereby shall be treated as a pooling of interests.

IN WITNESS WHEREOF, the foregoing Acquisition/Merger Agreement, having been duly entered into and signed by Smart Games, a Delaware corporation, and having been duly entered into and signed by Brandmakers, a Georgia corporation, and having been approved by the shareholders of both corporations, all in accordance with the provisions of the General Corporation Law of the State of Delaware, the Director of Smart Games, and the president of Brandmakers, do now hereby execute said agreement of merger under the corporate seals of their respective corporations by authority of the directors and stockholders of each, as the respective act, deed, and agreement of each of said corporations, on this ____ day of March, 1999.


SMART GAMES INTERACTIVE, INC.                BRANDMAKERS, INC.


------------------------------               -----------------------------------
Seal                                         Seal

                                 NOTARY PUBLIC

(State of Ohio)

                                      ss.

(County of Summit)

         Be it remembered that on this ____ day of _______________, 1999, personally came before me, _____________, a party to the foregoing agreement and known to me personally to be such, and ________________, a party to the foregoing agreement and known to me personally to be such, and in my presence, _______________ and _________________ duly acknowledged the said
Acquisition/Merger Agreement and affixed their signature on the lines reserved for each, and further affirm to me that this act and deed was voluntary and a product of their own free will.

         Given under my hand and seal of office the day and year aforesaid.


                                        By____________________
                                             Notary Public

                                   Exhibit A

[LOGO]

The products manufactured and assembled by Brandmakers, Inc. are as follows:

VIRTUAL REALITY GOLF:

A realistic computerized golf game with a 35" monitor and green mat where the player uses a laser club while playing golf on any one of fifteen popular courses with excellent graphics. The patented club with a wand activates the ball on the screen when passing over the sensor pad whether driving, pitching or putting. Potential markets include sales to affluent individuals for home use, business opportunities, corporate recreation centers and vending distributors. The golf game has been a major contributor to sales over the past two years. You can play courses like: Barton Creek, Austin, Texas; HarbourTown, Hilton Head Island and Bountiful, South Carolina.

COMPUTER DISK DISPENSING MACHINES:

Many of these machines are in use in computer labs and libraries at Colleges and Universities. All concerned have been quite pleased with the equipment in terms of both sales and convenience to the students. A major attraction to the college market is the control over the disks and funds including a complete accounting program. Our market research has indicated a strong demand for these dispensing machines. We are now in production and will commence deliveries in January 1999. New artwork by the graphics division is modernistic and attracts attention.

LASER CUE:

The cue is in a patent pending status with an impact switch to activate the laser diode emitting a small rod dot shining through a hole in the cue tip. This will be featured through a video as a training cue. The cue is currently in the manufacturing stage with an initial order for 5,000 cues to be placed in February, 1999 . A marketing plan is in place and will he implemented as the cues are being assembled. Splash Media will produce and direct the marketing video.

DUAL VEND PREPAID PHONE CARD OR COPY CARD MACHINES:

The two column machines are priced competitively and are quite attractive with a blue cabinet and new artwork. The machines may be used to dispense phone cards most anywhere or copy cards primarily in universities.

INTERNET BROWSERS:

There is no question as to the growth of Internet usage. The kiosk market continues to grow at an astounding rate. Locations such as malls, airports and public venues continue to be prime sites for this type of kiosk. We have also developed a plan to sell or rent machines to exhibitors at trade shows to offer free e-mail to attract visitors as well as to promote our MailStart division. MailStart's advertising agency 24/7 will be providing the Internet Browsers free of charge for the end user and generate income through advertising.

SKILL MACHINES:

These machines are made in the UK. Brandmakers upgrades the software and adds bill acceptors and printers. The machines can be used for redemption and do require some skill. Market research indicates several possible markets.

POSTCARD MACHINES:

Brandmakers may be the only firm manufacturing postcard vending machines. Postage is added so the cards are ready to mail, which is very convenient. At this time a few machines have been placed in Orlando, Florida. Field experience is informing Brandmakers of the best places to locate this equipment.
Resort areas area prime target and Cancun, Mexico is a possibility under consideration.

[LOGO]

MARIO NINTENDO ARCADE GAME:

This is a dual laser gun game, which will have significant appeal with movement of Mario, a Dragon, Dolphins and other targets. Mario is ideal for pizza places like Chuck E Cheese's, for arcades and for Carnivals. It has worldwide appeal and the prototype should be ready by April 1999. Brandmakers has a marketing plan and anticipates some substantial orders, both domestic and internationally.

HOSPITALITY INNOVATORS:

Founded is 1994, Hospitality Innovators focuses on the sale of On Premise Communication systems for various industries. The core product is the "Coaster Call" -- Guest Paging System from Long Range Systems. Such high profile restaurant chains as Applebee's, Ruby Tuesday, Bennigans Long Horn Steakhouse and Outback use this system.

Since its inception in 1988 the On Premise paging industry has grown to over $50 million per year in sales. Its popularity has evolved to encompass nursery paging, medical, professional and manufacturing paging. Also included in the Hospitality Innovators family of produucts is a variety of paging systems from companies such as Motorola, Long Range Systems, SIGnologies and Visiplex.

Hospitality maintains a very loyal customer base. Service has always been the cornerstone of Hospitality Innovators business philosophy. Taking care of the customer is the number one priority. This philosophy has allowed Hospitality Innovators to reach into their competitor's pocket and win over their customers.

Brandmakers, Inc. acquired Hospitality Innovators in May 1998 and now operates as a wholly owned division.

WASHBURN ILLUSTRATION & DESIGN:

Washburn Illustration & Design has demonstrated expertise in strategic brand recognition, point of purchase and packaging materials. Coca-Cola, McDonald's and Burger King are long standing clients. 50% of Washburn Illustration & Design is web-related. Washburn is also a division of Brandmakers.

MAILSTART:

The MailStart service is a universal web based e-mail access solution. The service provides users free access to all current e-mail boxes from any Internet enabled computer. MailStart serves as a virtual gateway to your POP3 e-mail account(s), providing the ability to remotely check, send, reply, forward and delete any e-mail message you may have. MailStart allows other sites to utilize and customize its POP3 e-mail access solution through two different programs known as the Form Control and Template Program. These programs are ideal for sites needing a low cost universal e-mail access solution for their users. Participation in the Form Control Program is free and requires minimal effort by the participant.

MailStart has just introduced its newest product - MailStart Plus. Plus offers additional features like: multiple e-mail address support; zero wait technology; folders; trashcan; message status tracking; MIME Encoded attachment handling; signature file; address book; multiple resolution support and a context sensitive help system.

Founded in June 1997 and acquired in June 1998 by Brandmakers, Inc. MailStart is the Internet division of Brandmakers. Recently, MailStart received agency representation by 24/7 to sell banner inventory. Traffic to MailStart continues to grow at an average rate of 34% per month.

SMART GAMES INTERACTIVE, INC.                                  FEBRUARY __, 1999
1633 17TH STREET
CUYAHOGA FALLS, OHIO 44223

DEAR STOCKHOLDER,

     The attached proxy statement is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Smart Games Interactive, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on March 18, 1999 and at any adjournments or postponements thereof, at the Holiday Inn, 240 Hines Hill Road, Hudson, Ohio 44236. Holders of record of the Company's common stock, no par value ("Common Stock"), at the close of business on February 23, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date there were 12,648,244 shares of Common Stock outstanding and eligible to vote. Each share of Common Stock entitles the holder thereof to one vote on each matter scheduled to come before the Annual Meeting.

     All votes represented by the enclosed proxy will be cast FOR the three nominees for director named herein, unless authorization to do so is withheld by a shareholder. Similarly, in the same manner and unless authorization to do so is withheld by a shareholder, the enclosed proxy will be cast FOR the other proposals set forth in the Notice of Annual Meeting.

     At the meeting, votes will be tabulated by inspectors of election appointed by the Chairman of the Board. The Company's regulations provide that a majority of the votes entitled to be cast by the holders of all shares of the Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of the shareholders.

     The Board does not know of any matters, other than those specified herein, which will be presented for action at the Annual Meeting. In the event that any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment on such matters.


                                                               Nicholas J. Chuma
                                                                       Secretary

                                 PROXY STATEMENT

      This proxy statement is being mailed to all known Stockholders of Smart Games Interactive, Inc. (f/k/a Sports Sciences, Inc.), hereafter ("Smart Games" or the "Company") commencing on or about February 21, 1999, in connection with the solicitation by Brandmakers, Inc., ("Brandmakers") of proxies to be voted at an Annual Meeting of Stockholders (the "Meeting") to be held in Hudson, Ohio on March 18, 1999, and at any adjournment thereof from said meeting. The Meeting has been called by Brandmakers pursuant to ss.312(h) of the General Corporation Law of Delaware for the purpose of considering a plan proposed by Brandmakers (the "Plan") whereby the Company will first acquire Brandmakers, thereby effecting a business combination transaction with a suitable privately-held company, then pursuant to a plan of reorganization and merger, management of Brandmakers will assume control of the surviving company, Smart Games Interactive, Inc.

     Proxies will be voted in accordance with the directions specified thereon and do not confer discretionary authority on any person. Any proxy on which no direction is specified will be voted in favor of all proposals. A Stockholder may revoke a proxy at any time prior to the start of the meeting by (1) delivering to Brandmakers a written notice of revocation, of (2) delivering to Brandmakers a signed proxy of a later date or by (3) appearing at the Meeting and voting in person. Notices of revocation and replacement Proxies that are not actually received by Brandmakers prior to the start of the meeting will be void and of no force and effect.

     As of December 31, 1997, there were 12,648,244 shares of Common Stock issued and entitled to vote. Each share of Common Stock entitles the holder to one vote on each matter presented for consideration by the Stockholders. Under the Company's By-Laws, the presence, in person or by proxy, of shares entitled to cast a combined total of 6,324,122 votes or 50% of the shares issued and outstanding will constitute a quorum. According to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, there are 230 stockholders entitled to vote. With the exception of Brandmakers, Inc., no stockholder has indicated a pre-approval of the proposals described in this Proxy Statement.

     The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date (the "Quorum"). Shares that are voted "FOR", "AGAINST" or "ABSTAIN" in any matter are treated as being present at the meeting for purposes of establishing the Quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Meeting (the "Votes Cast") with respect to a particular matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

PREFATORY NOTE TO THE PLAN

     In structuring a Plan for a suitable business combination transaction, the following ingredients must be present. First, there must be an optimal capital structure. Second, the Plan must provide for the payment of finders fees and other costs in the event that a suitable business combination transaction is identified and a combination transaction is negotiated. Third, the Plan must provide for significant payments to Brandmakers and it should confer upon Brandmakers the requisite authority to negotiate a suitable combination transaction.

BRANDMAKERS PLAN

     Brandmakers has developed a plan (the "Plan") whereby the Company will be restructured and its previously incurred indebtedness will either be settled or assumed, for the purpose of effecting a business combination transaction with Brandmakers, Inc. a privately-held company that has both business history and operating assets. If this Plan is successfully implemented, you may be able to salvage some of the value that your Smart Games shares once represented. However, Brandmakers cannot go forward with the Plan without first obtaining stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

PROPOSED PLAN

     Although still in good standing with the State of Delaware, Smart Games has no employees and no income from operations. Smart Games does have liabilities. The Company has not engaged in any business activities since September, 1997. Brandmakers believes that it may be possible to recover some value for the Stockholders through the adoption and implementation of a Plan whereby the Company will be restructured as a "clean public shell" for the purpose of effecting a business combination transaction with Brandmakers, Inc.

     Brandmakers proposes that the Company offer Brandmakers, Inc. the opportunity to acquire a controlling ownership interest in Smart Games Interactive at substantially less cost than would otherwise be required for conducting an initial public offering. Brandmakers is not aware of any empirical statistical data that would independently confirm or quantify Brandmaker's beliefs concerning the perceived value of a merger or acquisition transaction for the owners of a suitable privately-held company such as Brandmakers. The owners of any existing business selected for a business combination with the Company will incur significant costs and expenses, including the costs of preparing this Proxy and the required business combination agreements and related documents, the costs of preparing the Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with any future reporting under the Exchange Act and registrations under the Securities Act.

     If the Plan of Brandmakers is approved by the Stockholders, the Company's debt will be completely restructured and assumed by Brandmakers and the Company itself will be fully reactivated by merging all the existing operations of Brandmakers into the Company. [See Brandmakers Existing Operations] This part of the Plan is termed the Acquisition of Brandmaker. The Company will further be used as a corporate vehicle to seek, investigate and, if the results of such investigation warrant, effect a further business combination with a suitable privately-held company or other business opportunity presented to it by persons or firms that

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



seek the perceived advantages of a publicly held corporation. This part of the Plan, (i.e. business operations which are proposed but not yet identified) are sometimes referred to as a "blind pool" because Stockholders will not ordinarily have an opportunity to analyze the various business opportunities presented to the Company, or to approve or disapprove the terms of any business combination transaction that may be negotiated by Brandmakers on behalf of the Company. Consequently, the Company's potential success will be heavily dependent on the efforts and abilities of Brandmakers and its officers, directors and consultants, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction. Brandmakers and its officers, directors and consultants have had limited experience in the proposed business of the Company. Although Brandmakers believes that the Company will be able to enter into an additional business combination transaction after the approval of the Plan by the Stockholders, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. The Company will not restrict its search to any specific business, industry or geographical location, and the Company may participate in a business venture of virtually any kind or nature.

     Brandmakers and its officers, directors and consultants anticipate that the selection of a business opportunity for the Company will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, Brandmakers believes that there are numerous privately-held companies seeking the perceived benefits of a publicly traded corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity for all stockholders and other factors.

     Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Brandmakers has previously been successful in identifying suitable privately-held companies without the benefits of a public vehicle, and anticipates that the Company will be able to pursue both its existing business endeavors more effectively while also permitting Brandmakers to become more effective in attracting and consolidating future business ventures. The existing businesses of Brandmakers, like Smart Games Interactive, is primarily grounded in businesses which rely upon breaking computer technology in areas such as recreation and the Internet. Because Brandmakers has acquired ten such businesses, unlike the prior operations of the Company, Brandmakers' diversification permits the Company to offset potential losses from one venture against gains from another. Moreover, because Smart Games Interactive is saddled with substantial debt and lacks any meaningful financial, managerial or other resources, without the assistance of a firm such as Brandmakers, Brandmakers believes the Company will not be viewed as a suitable business combination partner for either developing companies or established business that are in need of substantial additional capital.

BRANDMAKERS EXISTING OPERATIONS

     Brandmakers, Inc. operates its corporate headquarters at 1325 Suite C, Capital Circle N.W., Lawrenceville, Georgia 30043. Its telephone number is (770) 338 1958 and its telecopier phone number is (770) 338 9331. Brandmakers' email address is brandmks@mindspring.com. Presently, the Company products consist of the following.

MAILSTART - THE INTERNET DIVISION OF BRANDMAKERS

      INTRODUCTION Mailstart was founded in 1997 and acquired by Brandmakers in June of 1998. Mailstart is similar to Hotmail Corporation, the firm recently acquired by Microsoft. Like Hotmail Corporation, Mailstart integrates the core functionality of text-based email messages with the multimedia and global access capabilities of the World Wide Web to enable a customer to gain access to the Internet from any place in the world to all current email boxes from any Internet enabled computer. Mailstart serves as a virtual gateway to your POP3 email accounts, providing the ability to remotely check, send, reply, forward or delete any email message you may have waiting for you at your own local server. Mailstart allows other sites to utilize and customize its POP3 email access solution through two different programs known as Form Control and Template Program. These programs are ideal for sites needing a low cost universal email access solution for their users. Participation in the Form Control Program is free and requires minimal effort by the participant.

     Mailstart is introducing a new product called Mailstart Plus. Mailstart Plus will offer additional features such as multiple email address support, zero wait technology, folders, trashcan, message, status tracking, MIME Encoded attachment handling, signature file, address book, multiple resolution support and content sensitive help system.

     Internet Browsers The usage of the Internet is growing rapidly and public browsers will increase in popularity. There are 75 million E-mail addresses and the numbers are increasing daily. Five prototypes for browsers are in the field. Brandmakers is deciding upon the software to use on a permanent basis. Discussions are also being held with an internet service provider.

     COMPETITION The market for Internet products and services is highly competitive and competition is expected to continue and increase significantly. In addition, the Company expects the market for Web-based advertising to be intensely competitive. There are no substantial barriers to entry in these markets and the Company expects that competition will continue to intensify. Although the Company currently believes that the diverse segments of the Internet market will provide opportunities for more than one supplier of products and services similar to the email products offered by Mailstart, it is possible that a single supplier may dominate one or more market segments. The Company hopes to achieve sufficient size and economies of scale so as to compete with a dominating or predator-type adversary before this occurs.


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



     The Company competes with other providers of online email services. Other companies, most notably Hotmail, offer competitive products and services which address email access to the Web from remote locations. The Company also faces competition from providers of software and other Internet products and services that incorporate search and retrieval features into their offerings. For example, web browsers offered by Netscape and Microsoft, which are the most widely used browsers, incorporate buttons in their browser and similar features that direct search traffic to competing services, including those that may be developed or licensed by such parties. Entities that sponsor or maintain high-traffic Web sites or that provide an initial point of entry for Internet users, such as the Regional Bell Operating Companies or Internet Service Providers such as Microsoft and AOL, currently offer and could further develop, acquire or license Internet search and navigation functions that will introduce additional competition into this market. Microsoft intends to offer additional Internet search engines and directory services that will be made available in the near future. It is likely that such search and directory services will be tightly integrated into the Microsoft operating system, called the Internet Explorer. Microsoft may promote such services within the Microsoft network through other end-users services such as Web-TV. Insofar as Microsoft's Internet navigational offerings may be more conveniently accessed by users than those of the Company, this may provide Microsoft with significant competitive advantages that could have a material adverse effect upon the Company's prospects for success. A large number of Web sites and online services (including, among others, the Microsoft Network, AOL, and other Web navigation companies such as Excite, Lycos and Infoseek), offer email services that are competitive with the services offered by Mailstart. Many of these existing competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than the Company. In addition, providers of Internet tools and services may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies, such as Microsoft or Netscape. Greater competition resulting from such relationships could have a material adverse effect on the Company's business, operating results and financial condition.

    The Company expects to face competition in the various special interest, demographic and geographic markets addressed by media properties that are under development. This competition may include companies that are larger and better capitalized than the Company and that have expertise and established brand recognition in these markets. There can be no assurance that the Company's competitors will not develop Internet email products and services that are superior to those of the Company or that achieve greater market acceptance than the Company's offerings. Moreover, a number of the Company's current advertising customers, licensees and partners have also established relationships with certain of the Company's competitors, and future advertising customers, licensees and partners may establish similar relationships.

     The Company also competes with online services and other Web site operators, as well as traditional offline media such as television, radio and print for a share of advertiser's total advertising budgets. The Company believes that the number of companies selling Web-based advertising and the available inventory of advertising space have increased substantially during recent periods. Accordingly, the Company may face increased pricing pressure for the sale of advertisements. There can be no assurance that the Company will be able to compete successfully against its current and future competitors or that competition will not have a material adverse effect on the Company's business, operating results and financial condition.

     The Company believes that the principal competitive factors in its markets are ease of use, comprehensiveness, independence, quality and responsiveness to computer commands, and access to other end users. Competition among current and future suppliers of Internet navigational and informational services, high traffic Web sites and Independent Service Providers, as well as competition for other media for advertising placements, could result in significant price competition and reductions in advertising revenues. Moreover, nearly all of the Company's current and potential competitors have significantly greater financial, technical, marketing, distribution and other resources than the Company. There can be no assurance that the Company will be able to compete successfully against current and future sources of competition or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, operating results and financial condition.

     DEPENDENCE ON GROWTH OF INTERNET Mailstart's future success is substantially dependent upon continued growth in the use of the Internet and the Web. Rapid growth in the use of and in the Internet and the Web is a recent phenomenon. The Internet may not prove to be a viable commercial marketplace for a number of reasons, including lack of acceptable security technologies, potentially inadequate development of the necessary infrastructure, such as a reliable network backbone, or timely development and commercialization of performance improvements, including high speed modems. To the extent that the Internet continues to experience significant growth in the number of users and level of use, there can be no assurance that the Internet infrastructure will continue to be able to support the demands placed upon it by such potential growth or that the performance or reliability of the Web will not be adversely affected by this continued growth. The Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Web and the Company's online marketing program. If use of the Internet does not continue to grow, or if the Internet infrastructure does not effectively support growth that may occur, Mailstart's business, operating results and financial condition would be materially and adversely affected.

     There is intense competition in the sale of advertising on the Internet, including competition from other email services as well as other high-traffic sites, which has resulted in a wide range of rates quoted by different vendors for a variety of advertising services, which makes it difficult to project future levels of Internet advertising revenues that will be realized generally by any specific company. Competition among current and future suppliers of Internet navigational services or Web sites and advertising placements could result in significant price competition, reduced pricing for Internet advertising and reductions in the Company's advertising revenues. There also can be no assurance that the Company's advertising customers will accept the internal and third-party measurements of impressions received by advertisements on the Company's web site. There is also no assurance that the advertisements may not contain errors.

     To remain competitive, the Company must continue to enhance and improve responsiveness, functionality, features and content of its main product, which is remote access for email. There can be no assurance that the Company will successfully maintain competitive user response times or implement new features and functions, such as greater levels of user personalization, localized content filter and information delivery through "push" methods, which will involve the development of increasingly complex technologies.

    A key element of the Company's business strategy is the development and introduction of new email products targeted for specific interest areas, user groups with particular demographic characteristics and geographic areas. There can be no assurance that the Company will be successful in developing, introducing and marketing such products or media properties or that such products and media properties will achieve market acceptance, enhance the Company's brand name recognition or increase traffic. The Company depends substantially on third party efforts in the development and operation of these new media properties. The introduction of new media properties also may be subject to delays that may negatively affect advertising revenues and the Company's competitive position. Furthermore, enhancements of or improvements to its email service may contain undetected errors that require significant design modifications, resulting in a loss of customer confidence and user support and a decrease in the value of the Company's brand name recognition. Any failure of the Company to effectively develop and introduce these properties, or failure of such properties to achieve market acceptance, could adversely affect the Company's business, results of operations and financial condition. The market for Internet products and services is characterized by rapid technological developments, evolving industry standards and customer demands, and frequent new product introductions and enhancements. These market characteristics are exacerbated by the emerging nature of this market and the fact that many companies are expected to introduce new Internet products and services in the near future. Mailstart's future success will depend in significant part on its ability to continually improve the performance, features and reliability of its software and other properties in response to both evolving demands of the marketplace and comptetitive product offerings, and there can be no assurance that Mailstart will be successful in doing so.

     GOVERNMENT REGULATION Mailstart is not currently subject to direct regulation by any governmental agency in the United States, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or governing commerce upon the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issued such as user privacy, pricing and characteristics and quality of products and services. For example, although the Communications Decency Act was held to be unconstitutional, there can be no assurance that similar legislation will not be enacted in the future and it is possible that such legislation could expose Mailstart to substantial liability. Such legislation could also dampen the growth in the use of the Web generally and decrease the acceptance of the Web as a communications and commercial medium, and could, thereby, have a material adverse effect on the Company's business, results of operations and financial condition. Other nations, including Germany, have taken actions to restrict the free flow of material deemed to be objectionable on the Web. In addition, several telecommunications carriers are seeking to have telecommunications over the Web regulated by the Federal Communications Commission [the "FCC"] in the same manner as other telecommunications services. For example, America's Carriers Telecommunications Association ("ACTA") has filed a petition with the FCC for this purpose. In addition, because the growing popularity and use of the Web has burdened the existing telecommunications infrastructure and many areas with high Web use have begun to experience interruptions in phone service, local telephone carriers, such as Pacific Bell, have petitioned the FCC to regulate ISPs and OSPs in a manner similar to long distance telephone carriers and to impose access fees on the ISPs and OSPs. If either of these petitions is granted, or the relief sought therein is otherwise granted, the costs of communicating on the Web could increase substantially, potentially slowing the growth in use of the Web, which could in turn decrease the demand for the Company's products and media properties. Moreover, the applicability to the Internet of the existing laws governing issues such as property ownership, copyright defamation, obscenity and personal privacy is uncertain, and the Company may be subject to claims that its services violate such laws. Any such new legislation or regulation or the application of existing laws and regulations to the Internet could have a material adverse effect on the Company's business, operating results and financial condition.

BRANDMAKERS GAMING DIVISION

      Virtual Reality Golf Brandmakers produces a large, computerized golf game with a 34 inch monitor screen and mat. The player uses a golf club and thanks to images projected on the television's screen, hits a fictional ball and plays a round of golf on any one of fifteen world renown golf courses diplayed on the monitor with excellent graphics. The patented club with a wand activates the ball on the screen when passing over the patented sensor pad. The software is sufficiently sophisticated to ascertain the difference between driving, pitching or putting. The golf game has been a major contributor to sales for Brandmakers over the past two years. The potential market includes sales to affluent individuals for home use, corporate recreation centers and vending distributors.

     Skill Machines Brandmakers attended an exhibit at Lake Arrowhead in Oklahoma on Indian land and received a favorable interest in this equipment. There appears to be a significant potential in Oklahoma and other native American reservations across the country. At present we are adding bill acceptors and printers as well as doing the final testing prior to placement.

      Laser Cue Brandmakers is in the process of assembling ten production prototypes for this cue that will be advertised and highlighted in a video as a training cue. This project is several months behind schedule, after having rejected three prototypes made by the "experts". Brandmakers finally decided on the material to be used for the shaft as well as the appropriate construction to make the cue strong and professional in appearance. The ten prototype cues will be used for production quotes and marketing, including the making of a two minute video. Brandmakers has numerous marketing ideas for Laser Cue and will be discussing a possible infomercial. Brandmakers is counting on the cue to provide a substantial income over the next few years. Our timing is to have the 10 production prototypes completed by the end of November, 1998, and production pricing and tooling costs as well as an order placed for 5,000 cues by mid-February, 1999. Realistically, production for the initial order will take 60 to 90 days.

      Mario Nintendo Arcade Game This is a dual laser gun game, which will have significant appeal to the young with movement of Mario, a Dragon, Dolphins and other targets. This product is ideal for pizza places such as Chuck E Cheese, for arcades and for Carnivals. It has worldwide appeal and the prototype should be ready by May 1999. Brandmakers has a marketing plan and anticipates substantial orders.

BRANDMAKERS VENDING DIVISION

     Dual Vend Prepaid Phone Card Machines Brandmakers two column machines are priced at the very low end of the market. Our dispensing mechanisms were acquired inexpensively and allow us to maintain this pricing, although design improvements in the cabinet and circuit board will lead to a small price increase. We will advertise these machines in February, 1999.

      Postcard Machines Brandmakers may be the only firm manufacturing postcard vending machines. Postage is added so the cards are ready to mail, which is quite a convenience. At this time we have placed several machines in Orlando, Florida and are in the process of locating more and relocating others. We have not yet proven the potential but our field experience is informing Brandmakers of where to locate this equipment and where not to locate this equipment. We believe there will be a good market but it is too early to draw any conclusions.

     Computer Disk Dispenser Brandmakers currently has two machines at Colleges dispensing computer disks and copycards (cards to insert in copying machines to make copies). Brandmakers can also add a column to dispense prepaid phone cards or dispense the phone cards instead of copy cards. Two other colleges have these machines which dispense computer disks only from two columns. Research indicates computer labs in colleges and universities will be our primary market and sales will commence in December, 1998. Colleges advise us that no one makes a dispenser of computer disks and that is the primary reason we are entering that market.

ADDITIONAL BRANDMAKER PRODUCTS

     Hospitality Innovators This firm was founded in 1994 and acquired by Brandmakers in May of 1998. This company distributes an On Premise Communication system for various industries, but most notably for restaurants. The core product of this firm is the Coaster Call, a Guest Paging System from Long Range Systems. Such high profile restaurant chains as Applebee's, Ruby Tuesday, Bennigan's, Long Horn Steakhouse and Outback have recently adopted the

Coaster Call as a system for organizing its patrons that are waiting for tables. When a guest arrives at one of these restaurants, they are handed a coaster. They are told that when this coaster lights up and vibrates, their table is ready and they should return to the Hostess Stand. The guest may take this coaster and wander through an adjoining mall or even leave the building, without fear of losing their place in the queue for fear of not hearing their names when they are called by the Hostess. The Coaster Call has become a popular mechanism for relieving stress among waiting restaurant patrons. It has also eliminated the crowding that occurs in a restaurants entry way. Finally, because the line is no longer visually apparent to a person entering the restaurant, the prospect of waiting for a table is more agreeable.

      Hospitality has been the number one sales organization for this system since the product was introduced three years ago, selling over 90% of all systems worldwide. Since its inception in 1988, the On Premise paging industry has realized sales growth of over $50 million per year. In addition to its "Coaster Call", Hospitality Innovators has other paging systems in use with companies such as Motorola, Long Range Systems, SIGnologies and Visiplex. Hospitality has sold systems to numerous churches, dental offices and doctors offices.

      Hospitality Innovators also has its headquarters in Lawrenceville, Georgia and still prides itself on maintaining a "small company feel" which permits contact with the owner on a daily basis. This philosophy has contributed to a very loyal customer base. Substantial growth is projected to come from the silent paging portion of this business this year, as well as from restaurants over the past two years. As of the end of October, 1998 the company had over 300 current customers.

      Washburn Illustration and Design For Brandmakers, the acquisition of this firm is seminal to our strategic brand recognition philosophy. Although web related, this division of brandmakers will also have carry over responsibililties in the areas of point of purchase and packaging design. Long standing clients of this firm include Coca Cola, McDonald's and Burger King.

     Through reliance on deigital media, companies can reduce costs and still maintain the high impact visuals needed to stand out in today's communication environment. Splash media's interactive products include Interactive Press Release, CD-ROM delivered video; Interactive Reports, Interactive Training Solutions and Interactive Employee Communications. Additionally, Splash Media offers clients custom Internet based delivery of all communications products, including video, through its dedicated Internet Server. The web site for Splash Media is www.splashnetworks.com.

ACQUISITION OPPORTUNITIES

     In implementing a particular business combination transaction, the Company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity. It may also sell stock, purchase stock or purchase assets of an

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existing business. After the consummation of a business combination transaction, it is conceivable that the present Stockholders of the Company will suffer some dilution of their ownership share in the combined companies. Brandmakers does not intend to obtain the approval of the Stockholders prior to consummating any acquisition other than a statutory merger that requires a Stockholder vote. Brandmakers and its officers, directors and consultants do not intend to sell any shares held by them in connection with a business acquisition.

     It is anticipated that any securities issued in a business combination transaction will be issued in reliance on exemptions from registration under applicable Federal and state securities laws, including in particular Regulation D, Rule 506. In some circumstances, however, as a negotiated element of a business combination, the Company may agree to register such securities either at the time the transaction is consummated or at some specified time thereafter. The issuance of substantial additional securities and their potential sale into any trading market that may develop may have a depressive effect on such market.

     While actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so called "tax free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code of 1986, (the "Code"). To obtain tax free treatment under the Code, it may be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the stockholders of the Company would retain less than 20% of the issued and outstanding shares of the combined companies, which could result in significant dilution in the equity of such stockholders. The Company intends to structure any business combination in such manner as to minimize Federal and state tax consequences to the Company and any target company.

     As part of the Company's investigation of potential business opportunities, Brandmakers and its officers, directors and consultants will ordinarily meet personally with management and key personnel, may visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check reference of management and key personnel, and take other reasonable investigative measures, to the extent of the Company's limited resources and Brandmaker's limited expertise. The manner in which the Company participates in an opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties and the relative negotiating strength of the Company and such other management.

     With respect to any business combination negotiations, Brandmakers will ordinarily focus on the percentage of the Company which target company stockholders would acquire in exchange for their ownership interest in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's stockholders will in all likelihood only own a small minority interest in the combined companies upon completion of the business combination transaction. Any business combination effected by the Company can be expected to have a significant diluting effect on the percentage of shares held by the Company's current

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Stockholders.

     Upon completion of a business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity the costs incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss of the Company of the related costs incurred.

EXEMPTION FROM RULE 419

     As an existing Registrant under the Exchange Act, the Company's proposed activities are not subject to SEC Rule 419 which was adopted to strengthen the regulation of "blind pool" companies which Congress has found to have been common vehicles for fraud and manipulation in the penny stock market. The Company is not subject to Rule 419 because it is not offering stock to the public in an offering registered under the Securities Act. Accordingly, Stockholders are not entitled to the substantive protection provided by Rule 419.

FEES TO BRANDMAKERS AND OTHERS

     Expense Reimbursement. To date, no cash compensation has been paid or accrued to Brandmakers or any of its officers, directors or consultants. Under the Plan, Brandmakers and its officers, directors and consultants will be entitled to reimbursement for the actual out-of-pocket expenses incurred in connection with the preparation of the Company's quarterly and annual reports to the Securities and Exchange Commission, the preparation and filing of the Company's reports under the Exchange Act and the negotiation of a business combination transaction, but they will not be entitled to any cash compensation in connection with services rendered prior to the closing of a business combination.

     Stock Issuance. Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement under the Securities Act to register 300,000 shares of Common Stock that will be issuable to persons designated by Brandmakers as compensation for services rendered in connection with the implementation of the Plan.

     Debenture Certificates For the past ten months, Brandmakers has been conducting due diligence on Smart Games Interactive and negotiating with the Company's creditors. In addition, Brandmakers will have to advance funds to attorneys, accountants and others for the preparation of reports required by the SEC. Brandmakers has already presented a proposal to the Company's Board of Directors and, subject to stockholder approval, this proposal has been favorably received. In return for the expenses which Brandmakers will have to advance to prepare for this business combination transaction and for the commitments which it must make to settle outstanding obligations with the Company's creditors, Brandmakers will be issued a Debenture Certificate (or Certificates). These Debenture Certificates will be convertible into Common Stock of the Company at the prevailing price for the stock of Smart Games Interactive when these financial disbursements commenced, which was equal to $0.04 (4 cents) per share. At the option of Brandmakers, these Debentures may be converted into Restricted Common Stock of the Company. Because of this convertibility feature, the Company will file a Form D and engage Rule 506 at the time these Debentures are issued.

                                  RISK FACTORS

     The Plan proposed by Brandmakers involves a high degree of risk. Stockholders should carefully consider the following factors, among others, before executing the form of Proxy enclosed herewith.

     No Recent Operating History. Smart Games has liabilities. Smart Games does not have any assets, management or ongoing operations and Smart Games has not engaged in any business activities since September, 1997. Even if the Brandmakers' Plan is approved by the Stockholders, Smart Games will be subject to all of the risks inherent in the commencement of a new business enterprise with new management. There can be no assurance that Smart Games will make the transition smoothly with Brandmakers or that Brandmakers will be profitable. Although Brandmakers and its officers, directors and consultants have had experience with respect to business acquisitions, Smart Games has no recent operating history to aid stockholders in making an informed judgment regarding the merits of the Plan. As of the date of this Proxy Statement, and qualified by the list of businesses above described, Smart Games has not entered into any arrangement for, nor is it presently negotiating with respect to, an acquisition of any operating business other than Brandmakers.

     No Specific Acquisition Plans. The Brandmakers' Plan includes a proposal to vest its officers, directors and consultants with the requisite authority to seek out and secure opportunities with privately-held firms and to act upon such opportunities without first acquiring stockholder approval, the so-called "blind pool" aspect to this proposal. Brandmakers has made no specific acquisition plans beyond the products and companies which make up its existing business and no specific industry or area of business has been selected for investment. There is no assurance Brandmakers and its officers, directors and consultants will possess the experience and skills necessary to make an informed judgment about any business or industry that may be chosen. Accordingly, the nature of the Plan involves an extremely high degree of risk and the Common Stock is not a suitable investment for anyone who cannot afford the loss of his entire investment.

     Intense Competition. The Company is and will continue to be an insignificant participant in the business of seeking business opportunities. A large number of established and well-financed entities, including venture capital firms, have recently increased their merger and acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

     Dependence on Part-Time Management. Smart Games has no employees as of the date hereof. Accordingly, the Company's success will be largely dependent on the decisions made by its Directors, all of whom are working only part-time. Brandmakers and its officers, directors and consultants will not devote their full time to the affairs of the Company unless and until this Plan is approved by the Stockholders.

     Control of Combination Procedure by Brandmakers. A combination of the Company with another entity may be structured as a merger or consolidation or involve the direct issuance of the Company's Common Stock in exchange for the other company's stock or assets. The General Corporation Law of Delaware requires the affirmative vote of the holders of at least a majority of the outstanding shares of a Delaware corporation's capital stock to approve a merger or consolidation, except in certain situations in which no vote of the stockholders is necessary. Since stockholder approval is not required in connection with the issuance of stock in exchange for stock or assets and since the Plan will specifically authorize the issuance of up to eleven million (11,000,000) shares of Common Stock, without prior Stockholder approval, in connection with a business combination transaction, it is anticipated that Brandmakers will have complete control over the Company's combination policies and procedures.

     No Market Maker. The Company's securities may be quoted on NASD's Electronic Bulletin Board which reports quotations by brokers or dealers making a market in particular securities. The Company has no agreement with any broker or dealer to act as a market maker for the Company's securities and there is no assurance that Brandmakers and its advisors will be successful in obtaining a market maker.

     No Assurance of Public Market Prior to this Proxy Statement. There has been no public market for the Common Stock and there is no assurance that a public market will ever develop. If a trading market does in fact develop for the Common Stock, there is a possibility that it will not be sustained and Stockholders may have difficulty in selling their Common Stock in the future at any price.

     Possible Issuance of Additional Shares. If the Plan is approved by the Stockholders, approximately 88% of the Company's authorized shares of Common Stock will remain unissued. After completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock without stockholder approval.

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Although the Company currently has no commitments, contracts or intentions to issue any additional shares, Stockholders should be aware that any such issuance may result in a reduction of the book value or market price, if any, of the outstanding shares of Common Stock. If the Company issues additional shares, such issuances will also cause a reduction in the proportionate ownership and voting power of all other Stockholders. Further, any new issuance of shares of Common Stock may result in a change of control of the Company. If any acquisition resulted in a change of control, there can be no assurance as to the experience or qualifications of those new persons involved in either the management of the Company or of the business being acquired. In that event, future operations of the Company and the payment of dividends, if any, would be wholly dependent upon such persons.

     No Assurance of Dividends. The Company has not paid any dividends upon its Common Stock, and by reason of its present financial status and its contemplated financial requirements, does not contemplate paying any dividends in the foreseeable future.

                              ELECTION OF DIRECTORS

     Since the Company has not convened an annual meeting since November, 1997, the present members of the Company's Board are serving terms which have expired. It is necessary for the Company to appoint new directors. The nominees of Brandmakers are set forth as the slate recommended by the Company. None of the Company's present directors have indicated a desire to stand for an additional term. Accordingly, the slate of directors proposed by Brandmakers are also the only individuals that have indicated a desire to fill these positions. A brief account of the business experience and education follows of these nominees follows:

     Geoff Williams, age 54, Chairman and C.E.O., founded Brandmakers in 1992. Mr. Williams has been operating his own company since 1983, when he started G.
W. Leisure, Ltd. This company manufactured amusement machines and it was eventually sold to Manchester Leisure Ltd., then in turn by Greyhound Electronic Inc. At the time of this last acquisition, Mr. Williams was Chief Executive of Greyhound UK. Mr. Williams next formed Imperial Resources Inc. to allow his company to expand in the overseas market. In 1990, he developed "Clown A Round" and "Beat the Pro" leisure games for Star Manufacturing, USA. Mr. Williams moved to Atlanta from England in September of 1991 while still employed by Star Manufacturing as head of its new products. He has been a Fellow of the Import & Export Trade since 1987.

     Robert J. Palmquist, age 67, President, is a graduate of the University of Nebraska with a degree in Business Administration and graduate work in economics and finance. For the past five years, he has been an executive with Brandmakers. Before becoming associated with Brandmakers, Mr. Palmquist served as Vice President for the national securities firm Hayden Stone, Inc. in the 1970's, as president of Professional Management Enterprise, his own management consulting firm in Burbank, California, and as president of Personal Investment Co., a real estate brokerage firm. From 1986 to 1991, Mr. Palmquist served as Executive

Director of a charitable organization.

     Joy Williams, age 41, Secretary, has been the administrator and accountant for Brandmakers for the last five years. Prior to becoming associated with Brandmakers, Ms. Williams was assistant to the chief financial officer of a theatrical agent for 3 years, a partner in charge of all bookkeeping and payroll for an Italian Restaurant and a partner in several pubs in England with duties that included staff management and administration.

     Board and Committee Activity, Structure and Compensation. The Company does not currently have any standing committees which are presently functioning. However, it is expected that the Board will likely designate an Executive Committee, a Compensation Committee and an Audit Committee if the Brandmakers Plan is approved.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED.

     Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock represented and voting at the Meeting, in person or by proxy.

     BRANDMAKERS ASKS ALL STOCKHOLDERS TO VOTE FOR THE ELECTION OF BRANDMAKERS' CANDIDATES TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST ONE OR MORE PROPOSALS OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                             PROPOSED REVERSE SPLIT

     At the date of this Proxy Statement, the Company has an aggregate of 12,648,244 shares of Common Stock issued and outstanding. Since (i) Brandmakers believes that the optimal capital structure will vest it with control over of 95% of the Company's Common Stock upon the completion of the business combination transaction contemplated between the Company and Brandmakers, Inc., and (ii) Brandmakers believes an ultimate capitalization in the 2,500,000 to 5,000,000 share range is appropriate for a small public Company and that a capitalization of 5,000,000 to 10,000,000 shares is appropriate for a larger Company, Brandmakers believes that it will be in the best interest of the Company and its Stockholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a reverse split and then issue 5,400,000 restricted shares and 300,000 registered shares to Brandmakers, Inc. as compensation for the acquisition of all of its operations. Brandmakers believes such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined companies, and reduce the market volatility of the Common Stock of the combined companies. These changes, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and larger brokerage firms. These goals, if achieved, are expected to enhance the Company's ability to raise additional equity capital, and attract new market makers and institutional stockholders.

     Brandmakers believes that the proposed reverse split will be beneficial to the Company by significantly reducing the number of issued and outstanding shares of Common Stock, reducing the expected level of price volatility, and otherwise stabilizing the anticipated market price of the Common Stock. Brandmakers also believes the proposed reverse split would increase the Company's posture and relative worth of its shares in the eyes of the investment community, although there is a risk that the market may not adjust the price of the Company's Common Stock by the ratio of a reverse split. Brandmakers is aware of instances where only modest price appreciation per share has resulted from a reverse stock split. Trading in the Common Stock thereafter will be at prices determined by supply and demand and prevailing market conditions, which will not necessarily result in the Common Stock of the Company maintaining a market price in proportion to the reverse split effected.

     The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not effect the registration of the Common Stock under the Act, and the Company has no present intention of terminating its registration under the Act in order to become a "private" company.

     Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of Common Stock. Accordingly, upon the Effective Date of a reverse split, each holder of record of new shares would be entitled to one vote for each new share held at each Meeting of the Stockholders in respect to any matter on which Stockholders have the right to vote. Stockholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares of Common Stock. Holders would be entitled to receive, when and as declared by the Company's Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the Company.

     No fractional new shares will be issued. Each holder of less than forty-three shares will be issued one share in exchange for whatever number of shares, be it one or any other number up to forty-three, that they previously held. No stockholder will suffer the complete elimination of their stock due to this reverse split. If a stockholder holds only one share, under the directive noted herein, this shareholder will receive one share of stock in the surviving company.

     As soon as practical after the Effective Date of a reverse split, the Company will mail letters of transmittal to each holder of record of a stock certificate or certificates which represents issued shares of Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's transfer agent in exchange for the certificates representing the number of whole shares of new Common Stock into which the shares of Common Stock have been converted as a result of a reverse split. No payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's transfer agent.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED

     The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed reverse split. Stockholders have no right under Delaware law or the Certificate of Incorporation to dissent from a reverse split.

     BRANDMAKERS ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED REVERSE SPLIT. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED REVERSE SPLIT UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                         ISSUANCE OF COMPENSATION SHARES

     As part of its Plan, Brandmakers proposes to issue a total of 300,000 shares of Common Stock ("Compensation Shares") to individuals designated by Brandmakers as compensation for services rendered in connection with the implementation of the Plan. The purpose of this proposed grant of Compensation Shares is to increase the personal stake of the Grantees in the Company since the Company's long-term business objectives will be dependent in large part upon their efforts, expertise and abilities.

     Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement to register the 300,000 Compensation Shares under the Securities Act. Thereafter, the Compensation Shares will be issued from time to time to individuals designated by Brandmakers who have materially participated in the implementation of the Plan. Such shares will not, however, be issued to finders or for services rendered in a capital raising transaction.

     A Grantee will recognize income for federal tax purposes at the time the Compensation Shares are issued. In general, the amount of ordinary income recognized by a Grantee will equal the fair market value of the Compensation Shares on the date of grant. Gain or loss (if any) from a disposition of Compensation Shares after the Grantee recognizes ordinary income will generally constitute short or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the Grantee recognizes ordinary income on the Compensation Shares.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED

     The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed issuance of 300,000 Compensation Shares to persons designated by Brandmakers.


     BRANDMAKERS ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED ISSUANCE OF 300,000 COMPENSATION SHARES. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED ISSUANCE OF COMPENSATION SHARES UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST THE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                THE REST OF THIS PAGE IS DELIBERATELY LEFT BLANK.


                             APPROVAL OF NAME CHANGE
                         AND BUSINESS COMBINATION FORMAT

     In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the stockholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the Public Company and due to the large number of public company shares that are customarily issued to stockholders of the privately-held company, those stockholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

     By using an existing public company, a privately-held concern that wants to establish a public market for its stock can start with an existing stockholder base. In addition, there are usually several brokers who will have an interest in the newly reorganized company because they have stock on their books.

     There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the stockholders and brokers associated with the public company, the stockholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal stockholders is essential to ensure that there are no unreported liabilities or other legal problems.

     In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital. If a privately-held company believes that substantial additional capital will be required within the next 6 to 12 months, a reverse takeover transaction may not be the best alternative.

     In connection with a business combination transaction, it is almost certain that management of the acquisition target will require the Company to change its name to one selected by the Board of Directors or stockholders of the acquisition target. Since it is also almost certain that the stockholders of the acquisition target will possess sufficient voting power to cause the Company to change its name after the acquisition, Brandmakers is seeking prior stockholder authorization for a change in the Company's name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Plan.

STOCKHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED

     Authorization of Name Change. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize an amendment to the Company's Certificate of Incorporation to effect a Change in the Company's name that is
(i) a negotiated element of a business combination transaction of the type contemplated by the Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Plan.

    BRANDMAKERS ASKS ALL STOCKHOLDERS TO APPROVE EACH OF THE FOREGOING PROPOSALS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER SPECIFICALLY VOTES AGAINST ONE OR MORE PROPOSAL OR EXPRESSLY ABSTAINS FROM VOTING. SINCE BRANDMAKERS HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, BRANDMAKERS MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shareholdings of those persons who own more than five percent of the Company's common stock as of the date of this
Report:

Name and Address                                           Shares Beneficially
Percent of Class
of Beneficial Owner                                               Owned

Michael Taglish                                                     650,966


Robert Taglish                                                    1,050,966



    The above information is taken from the last filed 10-K for December 31, 1997. Neither the Transfer Agent nor Brandmakers has information which would indicate this information is still not the best available. Brandmakers believes that all of these individuals has sole investment and voting power with regard to the securities listed opposite his name.

                             ADDITIONAL INFORMATION

     The Board, upon the recommendation and with the financial assistance of Brandmakers, has engaged the public accounting firm of Harmon & Company, CPA, Inc. of Columbus, Ohio to audit the Company's financial statement for the period ending December 31, 1997. A representative from the firm of Harmon & Company, CPA, Inc. will attend the meeting and be available to answer questions from stockholders.

     Additional materials enclosed herewith include copies of the Company's Annual Report on Form 10K for the year ended December 31, 1997. The Form 10-K is incorporated herein by this reference and all disclosures herein relating to the Company and its management, business and financial condition are qualified in their entirety by reference to the Form 10-K.

     This solicitation is being conducted by Brandmakers,Inc. on behalf of Smart Games Interactive, Inc. The cost of soliciting proxies in the accompanying form will be advanced by

Brandmakers and reimbursed by the Company if, as and when a suitable business combination transaction is effected. There is no known opposition to the solicitation. In addition to solicitations by mail, Directors, officers and regular employees of Brandmakers may solicit proxies by telephone, telegram, fax or personal solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

    The persons designated as proxies to vote shares at the Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Brandmakers does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Meeting.

                                  ANNUAL REPORT

     The Annual Report on Form 10-KSB of the Company, including financial statements and schedules, may be obtained by any person without charge on written request to: Harmon & Company, CPA, Inc., at 6089 Frantz Road, Suite 103, Dublin, Ohio 43017.

                                              By Order of the Board of Directors


                                                               Nicholas J. Chuma
                                                                       Secretary

                            STOCK PURCHASE AGREEMENT



     PREFACE : THE ACQUISITION BY ONE CORPORATION, EXCHANGING NINETY PERCENT OF ITS VOTING STOCK FOR SUBSTANTIALLY ALL OF THE PROPERTIES OF ANOTHER CORPORATION, IS HEREIN STRUCTURED AS A TRANSACTION IN WHICH NO GAIN OR LOSS SHALL BE RECOGNIZED FOR INCOME TAX PURPOSES PURSUANT TO SECTIONS 355 AND 368 OF THE INTERNAL REVENUE SERVICE CODE OF 1986, AS AMENDED.

     THIS STOCK PURCHASE AGREEMENT ["Agreement"], executed on the date (or dates) set forth below, by and between:

              SMART GAMES INTERACTIVE, INC. ["Smart Games"] a Delaware Corporation, and acting through its duly authorized officer, Nicholas Chuma. Smart Games Corporation is engaged by this Agreement in two separate and distinct capacities. Smart Games is both the "Company" and the "Seller". Accordingly, Smart Games shall hereinafter be referred to as the "Company" if the specific passage engages Smart Games in its capacity as the Company; and as the "Seller" if the passage engages Smart Games in its capacity as the Seller of stock; and as "Smart Games" if the passage engages both capacities, referring to the Company and the Seller;

                                     - and -

              Brandmakers, Inc., a Georgia Corporation with its principal place of business located at 1325 Suite C, Capital Circle N.W., Lawrenceville, Georgia 30004, and acting through its duly authorized officer Bob Palmquist, and hereinafter referred to as the Purchaser;

Declare as their mutual intent and purpose as follows.

     WHEREAS, Smart Games constitutes a dormant company with no staff, no functioning business and no revenues; and

     WHEREAS, shareholders of Smart Games approved a Reorganization, to be effected pursuant to Section 368(a) of the Internal Revenue Code and consisting of the acceptance of a 42.16 to one reverse split by existing shareholders, simultaneous with the issuance of a ninety-five percent block of stock surrendered to a qualified Purchaser, and further conditioned upon the Purchaser of this ninety-five percent block of stock transferring their business properties and management into Smart Games in a noncash transaction, thereby imbuing Smart Games with a new business purpose; and

     WHEREAS, by virtue of a mandate returned in proxy solicitation from the stockholders, the Seller is fully vested with authority to sell, convey and confer good title for ninety-five percent of the Company's existing voting securities; and

     WHEREAS, Purchaser hereby affirms its avowed purpose to purchase said shares in a private placement transaction and pursuant to a section 368(a) Reorganization;

     WHEREAS, this Stock Purchase Agreement is being executed concomitantly with an Acquisition / Merger Agreement, the terms of which address the administration of the two corporate parties, and the terms of said Acquisition / Merger Agreement constitute an integral part of the consideration supporting this Stock Purchase Agreement such that without said Acquisition / Merger Agreement, this Stock Purchase Agreement is rendered a nullity; and

     NOW, THEREFORE, in consideration for the foregoing covenants and with both Parties intended to be legally bound, Smart Games hereby agrees to sell ninety-five percent of its outstanding voting securities in blocks more fully described in Exhibit A attached hereto, and Purchaser agrees to purchase said securities and conduct its business from this point hence under the corporate aegis of Smart Games, pursuant to the following terms and conditions.

Section 1 - DEFINITION OF TERMS.

     (a) Reorganization refers to the acquisition by one corporation, in exchange for all or a controlling part of its voting stock, for substantially all of the properties of another corporation, such that the transaction qualifies, pursuant to sections 355 and 368 of the Internal Revenue Service Code of 1986, as amended, as a transaction in which no gain or loss shall be recognized and, therefore, need not be includable by any shareholder as income upon receipt of stock at the transaction's conclusion.

     (b) Closing shall refer to a formal meeting between Smart Games and the Purchaser convened to perform the following functions: to execute all agreements necessary to effect the above described Reorganization, to transfer all corporate records, and to sign all documentation required by the SEC for the Company's maintenance of its Registration. It is further understood that unless and until all of the above referenced functions have been performed, a Closing, as defined herein, has not occurred and, if any documents or orders have been executed or issued prior to an aborted Closing, all such documents and orders shall be rescinded and all such acts taken shall be declared null and void.

     (c) Shares shall refer to the Common Stock sold pursuant to this Agreement.

Section 2 - SALE AND TRANSFER OF THE COMPANY'S SHARES

     (a) Subject to the terms and conditions hereof, at the Closing, and subsequent to the signing of this Agreement, the Seller shall do the following.

     (1) Sign and date a previously reviewed and approved Corporate Resolution which orders a 42.16 to one reverse split for all existing shareholders; the issuance of the shares which are surrendered by existing shareholders to the Purchaser; the specific consideration which is to be exchanged by the Purchaser for said shares; that said shares are Common Stock with $.001 par value and full voting privileges; and the name of the corporate officer authorized by the corporation to act on behalf of the Company and notify the stock transfer agent to effect this reverse split and then issue the securities to Purchaser which have just been surrendered.

     (2) Sign and date a previously prepared and approved letter of instruction to the Company's stock transfer agent, American Stock Transfer & Trust Co. ["American"], indicating the recipient (or recipients) of the stock issued to the Purchaser, along with all of the other information required for issuance of stock.

     (3) Prepare for Purchaser's signature, a previously reviewed and approved investment letter in which each recipient of the Purchaser's stock acknowledges the restrictive nature of the securities to be received.

     (4) (a) Sign and date a previously prepared and approved Legal Opinion from the Company's counsel which addresses the legality of the shares to be issued and cites the SEC exemption which is being relied upon in lieu of registration. Said Legal Opinion will be made in favor of American and shall further outline what steps the stock transfer agent should take, in addition to affixing a restrictive legend to said shares (e.g. placement of stop transfer instructions upon the Company's books), to further insure that the securities issued are restricted.

     (b) When Seller and Seller's counsel have signed and dated the documentation described in subparagraphs (1),(2) and (4) above and, conditioned upon and subject to the Purchaser's signature upon the documentation described in subparagraph (3), the Seller has transferred, conveyed and delivered to Purchaser the shares which are the subject of this Agreement.

     (c) By signing the documentation stipulated in subparagraph (3) of paragraph (a) above, the Purchaser has formally accepted the transfer, conveyance and delivery of the aforementioned stock. The shares which are the subject of this Agreement will be deemed transferred and fully vested in the Purchaser when all the documents set forth in Section 7(a) shall be signed and delivered as required.

     (5) Deliver a list of shareholders, including addresses and the amount of shares held by each shareholder. Said list will reflect shares held in street name for those shareholders that have opted to deposit their shares with a licensed broker-dealer.

     (6) Deliver documentary proof of stockholders' consent to implement the 42.16-for-one reverse split and approve the Purchaser's purchase of 95% of said shares. A letter from American advising of the tabulation of shares shall be considered sufficient proof under this paragraph.

       (7) Deliver a current Certificate of Good Standing from the Secretary of State of Delaware for Smart Games.

Section 3 - CONSIDERATION TO SUPPORT TRANSFER OF SHARES

     (a) Purchaser agrees to merge an established, operating private company, into Smart Games, pursuant to an Acquisition / Merger Agreement to be signed concomitantly with this Stock Purchase Agreement. In said Acquisition / Merger Agreement, Purchaser shall cause Brandmakers, Inc. to transfer all of its assets, subject to all liabilities and obligations owed by Brandmakers, Inc., into Smart Games. All liabilities and obligations of Brandmakers, Inc. shall be assumed by Smart Games. In return for the assumption of these liabilities and obligations, Brandmakers, Inc. shall cancel all of its capital stock and its present charter in the State of Georgia, and thereafter, Brandmakers, Inc. shall operate solely under the charter of Smart Games in the State of Delaware.

     (b) The shareholders of Brandmakers, Inc. shall certify through a sworn and notarized statement of its corporate secretary, that at a duly convened stockholders meeting, and with a sufficient plurality to comply with any applicable statute in force and governing Brandmakers, Inc. at the time of said meeting, that sufficient votes were cast by the stockholders to transfer the assets of Brandmakers, Inc. into Smart Games, subject to all liabilities and obligations owed by Brandmakers, Inc., in return for the transfer of a ninety-five percent block of outstanding stock in Smart Games. Said Secretary's Certificate shall further state, that in consideration for the assumption by Smart Games of all liabilities and obligations owed by Brandmakers, Inc., the stockholders of Brandmakers, Inc. have further agreed to cancel all of its stock and, then, voluntarily dissolve the corporate charter. Said Secretary's Certificate shall be attached to this Stock Transfer Agreement as Exhibit B.

      (c) Purchaser further undertakes to effect the cancellation of the capital stock and charter of Brandmakers, Inc. by filing with the Secretary of State of Georgia, the appropriate petition and attachments necessary for dissolving the charter of Brandmakers, Inc. Proof of said filing shall be lodged in the Company's Corporate Minute Book as soon as practical following this Closing.

Section 4 - REPRESENTATIONS AND WARRANTIES BY THE COMPANY

     (a) Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company is operating under the same corporate charter in effect when the Company's Registration Statement was approved by the SEC. The Company has all requisite corporate power and authority to own, lease and operate properties and to conduct any lawful business.

     (b) Authorized Capitalization. The authorized capitalization of the Company consists of fifty-five million [55,000,000] shares. Of said shares, 50,000,000 authorized shares are designated as Common Stock with $0.001 par value per share; and five million 5,000,000 authorized shares are designated preferred stock with a par value of $0.01 per share. There are 12,648,244 shares of Common Stock issued and outstanding, prior to the execution of this Stock Purchase Agreement. Subsequent to this Stock Purchase Agreement and the successful consumation of a Closing for the Reorganization of Smart Games, these shareholders will hold 300,000 shares and the Purchaser, through recipients and in blocks of stocks reflected in Exhibit A attached hereto, shall hold 5,700,000 shares of Common Stock. The total issued and outstanding stock of the Company shall become 6,000,000 shares.

     (c) Description of Securities. The Shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof. This Offer of stock is made pursuant to a Private Offering Exemption. The stock hereby issued to Purchaser is not Registered with the SEC and, as a consequence, each certificate will be burdened with a restrictive legend.

    (d) Stock Transfer Agent. The Company has appointed American to serve as its stock transfer agent. American served as the Company's stock transfer agent while the stock was actively traded on NASDAQ. To the extent practical, American has restored the Company's previous stock transfer records.

     (e) Authority. Management of Smart Games has been duly empowered by the stockholders to execute this Agreement and to perform any and all acts necessary to consummate the Reorganization and restructuring of Smart Games.

     (f) Financial Statements. The Company's financial statements are complete and were prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods. These statements accurately reflect the financial position of the Company as of the dates indicated for said audits.

     (g) No Undisclosed Liabilities. Except as set forth in the Company Financial Statements previously delivered to Purchaser, the Company is not aware of any liabilities for which the Company is liable or will become liable in the future.

     (h) Books and Records. The books and records of the Company are complete and correct. Said books have been maintained in accordance with good business practices.

     (j) Power of Attorney. The Company has no powers of attorney or similar authorizations outstanding as of this time.

     (k) No Litigation. There are no actions, suits, claims, complaints or proceedings pending or threatened against the Company, and there are no facts which would provide a valid basis for any such action, suit or proceeding. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or to its officers or directors.

     (l) Full Disclosure. All statements made in this Agreement and in any other written document delivered by or on behalf of the Company is true and correct in all material respects and does not omit any material fact necessary to make the statements contained therein misleading in light of the circumstances in which they were made.

Section 5 - REPRESENTATIONS AND WARRANTIES BY SELLER / DISCLAIMER

     (a) Title to the Shares. Seller warrants that it has the authority to convey good title for the Shares surrendered by existing shareholders and possesses full lawful authority to transfer said Shares to the Purchaser. All said Shares which are being transferred are free and clear of any liens, encumbrances, pledges, charges and assessments of any kind or type or of any nature whatsoever. No person has any preemptive rights or rights of first refusal with respect to any of these Shares. There exists no voting trust, voting agreement, or outstanding proxy with respect to any of these Shares.

     (b) Investment Intent. The subject shares have not been the subject of a public offer and are being sold to Purchaser for investment purposes only, and not with a view to make a sale or distribution of any part thereof.

     (c) Broker's and Finders'Fees. Seller has not incurred and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, the Acquisition / Merger Agreement or any other transaction contemplated hereby.

     (d) Disclaimer. Seller makes no representations or warranties whatsoever as to a market for its stock or that a market for its stock may develop in the future.

Section 6 - REPRESENTATIONS AND WARRANTIES BY PURCHASER

     (a) Organization. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia. The Purchaser has all requisite corporate power to enter into this Agreement and consummate this transaction.

     (b) Investment Intent. Purchaser is acquiring these Shares for investment purposes and not with a view to the sale or distribution of any part thereof.

     (c) Full Disclosure. All statements made by the Purchaser in this Agreement and in any other written document delivered by or on behalf of the Purchaser to Smart Games or to its counsel is true and correct in all material respects and does not omit any material fact necessary to make the statements contained therein misleading in light of the circumstances in which they were made.

     (e) Compliance with Laws. The Company is not in violation of any federal, state or local law and the Company has not received any actual or threatened complaint, citation or notice of violation or notice of the commencement of an investigation into any alleged violation of law from any governmental authority.

     (f) Compliance with SEC Regulations. Purchaser warrants that he is aware of the responsibilities which attach when a company becomes public. Purchaser further warrants that he is prepared to comply with all SEC rules and regulations, beginning with an 8 - K Current Report which shall be due when this Closing is fully consummated. Purchaser further undertakes to attach a copy of this Stock Purchase Agreement, the Acquisition / Merger Agreement, and other documents deemed pertinent by Purchaser's counsel, to said filing as Exhibits to Form 8 - K.

     (g) Stockholder Relations. Purchaser warrants that he is cognizant of the responsibilities owed by public companies to stockholders, and Purchaser further warrants that he will maintain proper stockholder relations, including convening an annual meeting and mailing an annual report to all shareholders of record.

     (i) Reasonable Review. Purchaser represents that this Stock Purchase Agreement, the accompanying Acquisition / Merger Agreement, the Certificate of the Secretary Concerning stockholder approval of the merger for the Delaware Secretary of State, the Amendment to the Company's Registration Statement for the SEC, the instructions for the stock transfer agent, all Minutes of the Board of Directors meetings, the Definitive Proxy Statements mailed to stockholders of record, the tabulation of results and the documentation of stockholder consents, and all SEC filings from 1989 to the present time have been presented to Purchaser's counsel preparatory to this Closing and, where applicable, said documents were presented in draft form with opposing counsel's views solicited for the final version. Further, Purchaser confirms that this Closing was not convened until Purchaser's counsel evidenced his acceptance and / or his written approval to the effect that all documents to be executed herein were satisfactory.

     (j) No Stock Benefits. Purchaser warrants that the entire ninety-five percent block of stock which is being conveyed pursuant to this Agreement, will be received by recipients chosen by the Purchaser, and among said recipients, no existing officer or director of Smart Games is included.

Section 7 - DOCUMENTS TO BE EXECUTED AND / OR DELIVERED

     (a) The following documents form an integral part of this Agreement and constitute conditions precedent for ownership of the Shares to vest in the Purchaser. If any of these documents are not signed or delivered, the failure to do so shall give rise to a cause of action by the other for nullification:

     (1) The Corporate Resolution of Smart Games detailed in Section 2, paragraph (a)(1) above;

     (2) The letter of instruction to the Company's stock transfer agent, American Stock Transfer & Trust Co. ["American"], conferring stock to the recipients set forth in Exhibit A attached hereto;

     (3) An investment letter, to be signed by the Purchaser, acknowledging the restrictive nature of the securities to be conveyed;

     (4) The Legal Opinion from the Company's counsel which addresses the legality of the Shares to be issued and cites the SEC exemption which is being relied upon in lieu of registration.

Section 8 - MISCELLANEOUS

     (a) Applicable Law. This Agreement shall be construed under the commercial laws enacted by the Delaware Legislature, as interpreted by the Delaware Courts.

     (b) Attachments. This Agreement incorporates by reference two attachments, an Exhibit A, which sets forth the list of recipients for the Purchaser's stock, and Exhibit B, which contains a Secretary's Certificate for the Company and a Secretary's Certificate for the Purchaser's business. Unless said Exhibits are attached to this Agreement and initialed by both parties, this Agreement is not complete.

    IN WITNESS WHEREOF, the Parties attest to their approval of the above terms and conditions and affix their signatures below, as evidence thereof.

   SMART GAMES                              BRANDMAKERS, INC.


-----------------------------              ----------------------------
By Nicholas Chuma / Secretary              By Bob Palmquist

Dated : ___________                         Dated : _____________

                        LETTER OF NON-DISTRIBUTIVE INTENT

          Ref. : Smart Games Interactive, Inc. / Robert Palmquist
                 Common Stock / Certificate #'s

Dear Mr. Palmquist;

     In connection with the acquisition of the securities referenced above, you represent that you are making this purchase without a view to the distribution of said securities.

      Mr. Palmquist accepts the condition that before any transfer occurs in connection with the resale of the securities which are the subject of this acquisition, written approval must first be obtained from counsel for the issuer. Issuer represents that such approval shall not be unreasonably withheld. The basis of consideration shall be compliance with the requirements of the Securities Act of 1933 by reason of the exemption under Section 4(1) of the Securities Act of 1933 and Rule 144 promulgated thereunder.

     It is understood that upon issuance of any stock certificate in accordance with this letter, the issuer will have placed thereupon a legend setting forth the restricted character of these securities and further indicating that these securities have not been registered under the Securities Act of 1933, and that they may not be offered, sold, transferred, pledged or hypothecated without the prior written approval of Issuer's counsel concerning the certificate in question.

     It is further understood that the Issuer's stock transfer agent has been ordered to effectuate transfers of this certificate in accordance with the above instructions.

     All of the foregoing correctly express my intentions and I fully understand the representations made herein.


                        By Robert Palmquist
                        Social Sec. # ______________
Subscribed and sworn to before me
this ___ day of ___________, 1999

--------------------------------





                                                     EXHIBIT A


Existing Shares                                      300,000
Compensatory Shares                                  300,000

    240,000 shares for Brandmakers, Inc.
    20,000 shares each for Joy Williams,
    Geoff Williams and Bob Palmquist

Division Shares - Restricted                         350,000

    100,000 shares Russ Ford
    100,000 shares Sal Veni
    50,000 shares Christopher Duxler
    50,000 shares Richard Sutherland
    50,000 shares Tim Washburn

Employees (to be determined) - Restricted             22,000

    Bob Palmquist                                    716,000
    Joy Williams                                     716,000
    Geoff Williams                                   716,000

                                     Total         3,120,000
Debentures

     $115,200 equals  2,880,000 Restricted Shares
     Convertible at $0.04 per share [each $1,000 Debenture equals 25,000 shares]

     Bob Palmquist    $36,000  equals  900,000 shares
     Joy Williams     $36,000 equals 900,000 shares
     Geoff Williams    $36,000 equals 900,000 shares
     Norman Sirak     $7,200 equals 180,000 shares

                                                   Total           2,880,000

Total Capitalization                                       6,000,000 shares

                        PROXY - SMART GAMES INTERACTIVE
               Annual Meeting of Shareholders - October 9, 1997

     The undersigned hereby appoints Nicholas J. Chuma, and grants him with full power to appoint his substitute, attorneys and proxies to represent the shareholder and to vote and act with respect to all shares that the shareholder would be entitled to vote on all matters which come before the annual meeting of shareholders of Smart Games Interactive referred to above and at any adjournment of that meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, THE SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER, INCLUDING SUBSTITUTION OF DIRECTOR NOMINEES, WHICH MAY COME BEFORE THE MEETING.

               (Continued and to be signed on the reverse side.)

                    FOR   WITHHELD   Nomination: Geoff Williams,
1. Election of      [ ]     [ ]                  Robert J. Palmquist,                               FOR      AGAINST    ABSTAIN
   Directors                                     Jay Williams             2. Proposed and Reverse   [ ]        [ ]        [ ]
                                                                             Split


                                                                                                    FOR      AGAINST    ABSTAIN
                                                                          3. Issuance of            [ ]        [ ]        [ ]
                                                                             Compensation Shares


                                                                                                    FOR      AGAINST    ABSTAIN
                                                                          4. Approval of Name       [ ]        [ ]        [ ]
                                                                             Change and Business
                                                                             Combination Format




SIGNATURE(S) ____________________________________________ DATE ________ , 1999
NOTE: Please sign exactly as your name appears on this proxy. If signed for estates, trust, or corporations, title or capacity should be stated.
      If shares are held jointly, each holder should sign.
